                                                                    EXHIBIT 24.1


                                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of TeleTech Holdings, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Kenneth D. Tuchman and Steven B. Coburn, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's (i) Stock Plan, as amended and restated, (ii) Directors Stock Option Plan and (iii) Employee Stock Purchase Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                                 /s/ Rod Dammeyer
                              ---------------------------------------------
                                Rod Dammeyer


Dated:  September 9, 1996

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of TeleTech Holdings, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Kenneth D. Tuchman and Steven B. Coburn, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's (i) Stock Plan, as amended and restated, (ii) Directors Stock Option Plan and (iii) Employee Stock Purchase Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                                 /s/ Samuel Zell
                             ---------------------------------------------
                                Samuel Zell


Dated:  September 9, 1996

                                                                    Exhibit 24.1


                                    POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of TeleTech Holdings, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Kenneth D. Tuchman and Steven B. Coburn, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's (i) Stock Plan, as amended and restated, (ii) Directors Stock Option Plan and (iii) Employee Stock Purchase Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                                 /s/ Alan Silverman
                             ----------------------------------------------
                                Alan Silverman


Dated:  September 9, 1996

                                                                    EXHIBIT 24.1


                                    POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of TeleTech Holdings, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Kenneth D. Tuchman and Steven B. Coburn, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's (i) Stock Plan, as amended and restated, (ii) Directors Stock Option Plan and (iii) Employee Stock Purchase Plan, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                                  /s/ Stuart Sloan
                              ---------------------------------------------
                                Stuart Sloan


Dated:  September 9, 1996